UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2007

NELNET, INC.
(Exact name of registrant as specified in its charter)

Nebraska	001-31924	84-0748903
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

121 South 13th Street Suite 201 Lincoln, Nebraska	68508
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (402) 458-2370

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On July 31, 2007, Nelnet, Inc. issued a press release with respect to its earnings for the quarter ended June 30, 2007, which is furnished as Exhibit 99.1 to this Current Report on Form 8-K. Additional information for the quarter, which is available on the Registrant’s website at www.nelnetinvestors.com, is furnished as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed or furnished as part of this report:

Exhibit
No.	Description

99.1	Press Release dated July 31, 2007 – “Nelnet Reports Strong Earnings and Asset Growth”
99.2	Additional Information Available on the Registrant’s Website

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 31, 2007

NELNET, INC.

By: /s/ TERRY J. HEIMES
Name: Terry J. Heimes
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated July 31, 2007 – “Nelnet Reports Strong Earnings and Asset Growth”
99.2	Additional Information Available on the Registrant’s Website